SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date or earliest event reported): April 15, 2014

HMG/COURTLAND PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

1-7865	59-1914299
(Commission File No)	(I.R.S. Employer Identification No.)

1870 S. Bayshore Drive Coconut Grove, Florida (Address of Principal Executive Offices)	33133 (Zip Code)

(305)854-6803
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-1(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2014, Larry Rothstein resigned as President, Treasurer, Secretary and Director of HMGA, Inc., which is the adviser to HMG/Courtland Properties, Inc. (“HMG”). Accordingly, Mr. Rothstein also resigned as the President, Treasurer and Secretary of HMG. Mr. Rothstein will remain a Director of HMG. Maurice Wiener, HMG’s Chairman of the Board of Directors and Chief Executive Officer will assume the duties as President of HMG.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMC/COURTLAND PROPERTIES, INC.

	By:	/s/ Maurice Wiener
Chairman

Date: April 21, 2014